EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of WorldStar Energy, Corp. (the "Company") on Form 10-KSB for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Tay, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/    "RICHARD TAY"
                                                 _________________
                                                     Richard Tay
                                                     President

                                                     March 30, 2007

A signed original of this written statement required by Section 906 has been provided to WorldStar Energy, Corp. and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.